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                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

/X/ Filed by the Registrant
/ / Filed by a Party other than the Registrant

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________


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               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
                               One Commerce Square
                               2005 Market Street
                             Philadelphia, PA 19103


                          SUPPLEMENT TO PROXY STATEMENT
                                DATED MAY 7, 2002



         The Fund has been informed that a shareholder may submit proposals for consideration at the June 14, 2002 Annual Meeting of Shareholders without soliciting proxies from the Fund's shareholders. These proposals may include the nomination of up to seven individuals for election to the Fund's Board, as well as separate proposals (i) recommending that the Fund be converted into an open-end investment company and (ii) to adopt a new bylaw to be effective with respect to the 2002 Annual Meeting precluding the nomination for election as a director of the Fund of any person whom a court has found to have breached his or her fiduciary duty to the Fund's stockholders. It is the intention of each person who will be authorized to vote shares represented by proxies solicited by the Board of Directors to vote such shares "AGAINST" each of the foregoing potential shareholder proposals, if any, that is submitted at the Annual Meeting. The Board of Directors does not know of any additional matters that may be brought before the Annual Meeting. However, if any additional matters properly come before the Annual Meeting, it is intended that the persons named as proxies in the enclosed Proxy Card will vote in accordance with their best judgment.

The date of this Supplement is May 28, 2002.